Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-8 No. 333-191959) pertaining to the Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) 2013 Long-Term Incentive Plan, the Amended and Restated Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) 2011 Incentive Plan, the Amended and Restated CommScope, Inc. 2006 Long-Term Incentive Plan, the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan, the Andrew Corporation Management Incentive Program, and the Options Granted to Non-Employee Directors Outside of a Plan,
(2)
Registration Statement (Form S-8 No. 333-232354) pertaining to the Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) 2019 Long-Term Incentive Plan,
(3)
Registration Statement (Form S-8 No. 333-238716) pertaining to the Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) Amended and Restated 2019 Long-Term Incentive Plan,
(4)
Registration Statement (Form S-8 No. 333-256539) pertaining to the Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) Amended and Restated 2019 Long-Term Incentive Plan,
(5)
Registration Statement (Form S-8 No. 333-265198) pertaining to the Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) Amended and Restated 2019 Long-Term Incentive Plan,
(6)
Registration Statement (Form S-8 No. 333-272170) pertaining to the Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) Amended and Restated 2019 Long-Term Incentive Plan,
(7)
Registration Statement (Form S-8 No. 333-279666) pertaining to the Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) Amended and Restated 2019 Long-Term Incentive Plan, and
(8)
Registration Statement (Form S-8 No. 333-287539) pertaining to Vistance Networks, Inc. (f/k/a CommScope Holding Company, Inc.) Amended and Restated 2019 Long-Term Incentive Plan;

of our reports dated February 25, 2026, with respect to the consolidated financial statements of Vistance Networks, Inc. and the effectiveness of internal control over financial reporting of Vistance Networks, Inc. included in this Annual Report (Form 10-K) of Vistance Networks, Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Charlotte, North Carolina

February 25, 2026